Exhibit 10.10









                             C&D TECHNOLOGIES, INC.
                       PENSION PLAN FOR SALARIED EMPLOYEES
               (As Restated and Amended Effective January 1, 1997)



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                                TABLE OF CONTENTS
                                                                            Page


INTRODUCTION...................................................................1


ARTICLE I......................................................................2

   DEFINITIONS.................................................................2
     1.1      Accrued Benefit..................................................2
     1.2      Act..............................................................2
     1.3      Actuarial Equivalent.............................................2
     1.4      Actuary..........................................................2
     1.5      Adjustment Factor................................................2
     1.6      Administrator or Plan Administrator..............................2
     1.7      Affiliated Company...............................................2
     1.8      Affiliated Foreign Company.......................................3
     1.9      Alternate Form of Payment........................................3
     1.10     Annual Benefit...................................................3
     1.11     Annuity Starting Date............................................3
     1.12     Authorized Leave of Absence......................................3
     1.13     Average Final Creditable Compensation............................3
     1.14     Beneficiary......................................................4
     1.15     Company..........................................................4
     1.16     Compensation Limitation..........................................4
     1.17     Covered Compensation.............................................4
     1.18     Creditable Compensation..........................................4
     1.19     Credited Service.................................................5
     1.20     Current Accrued Benefit..........................................6
     1.21     Deferred Retirement Date.........................................6
     1.22     Disability.......................................................6
     1.23     Disability Retirement Date.......................................6
     1.24     Early Retirement Date............................................6
     1.25     Effective Date...................................................7
     1.26     Eligibility Service, Severance from Employment Date and
              One Year Break in Service........................................7
     1.27     Eligible Employee................................................9
     1.28     Employee.........................................................9
     1.29     5-Percent Owner..................................................9
     1.30     Investment Manager...............................................9
     1.31     Joint and Survivor Annuity or Qualified Joint and
              Survivor Annuity.................................................9
     1.32     Joint and Survivor Option.......................................10
     1.33     Life Annuity with 120 Monthly Payment Guaranteed Option.........10
     1.34     Life Annuity with Social Security Adjustment Option.............10
     1.35     Member or Active Member.........................................10
     1.36     Named Fiduciary.................................................10
     1.37     Normal Form of Payment..........................................10
     1.38     Normal Retirement Date..........................................10
     1.39     Participating Company...........................................10
     1.40     Plan............................................................10
     1.41     Plan Year.......................................................10
     1.42     Pre-Retirement Survivor Annuity.................................11
     1.43     Primary Social Security Benefit.................................11
     1.44     Prior Plan......................................................11
     1.45     Retired Member..................................................12
     1.46     Social Security Retirement Age..................................12

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     1.47     Special Lump Sum Provision......................................12
     1.48     Spouse or Eligible Spouse.......................................12
     1.49     Taxable Wage Base...............................................12
     1.50     Trustee.........................................................12
     1.51     Trust Fund......................................................12
     1.52     Vested Member...................................................13

ARTICLE II....................................................................14

   ELIGIBILITY................................................................14
     2.1      Eligibility for Membership......................................14
     2.2      Transfer of Employment..........................................14
     2.3      Termination of Membership.......................................16
     2.4      Participation of Certain Former Employees.......................16
     2.5      No New Members After December 31, 2000..........................16
     2.6      Irrevocable Election to Cease Participation.....................16
     2.7      Special Provision for Certain Employees.........................17

ARTICLE III...................................................................18

   CONTRIBUTIONS..............................................................18
     3.1      Amount of Company Contributions.................................18
     3.2      Amount of Member Contributions..................................18
     3.3      Payment of Contributions........................................18
     3.4      Payment of Expense..............................................18
     3.5      Forfeitures.....................................................18
     3.6      Irrevocability..................................................18
     3.7      Contributions Conditioned on Deductibility......................18

ARTICLE IV....................................................................20

   RETIREMENT DATES...........................................................20
     4.1      Retirement Dates................................................20
     4.2      Normal Retirement Date..........................................20
     4.3      Deferred Retirement Date........................................20
     4.4      Early Retirement Date...........................................20
     4.5      Disability Retirement Date......................................21
     4.6      Commencement of Benefits........................................21
     4.7      Code Section 401(a)(9) Provisions...............................22

ARTICLE V.....................................................................24

   AMOUNTS OF BENEF1TS........................................................24
     5.1      Normal Retirement Benefits......................................24
     5.2      Early Retirement Benefits.......................................24
     5.3      Disability Retirement Benefits..................................25
     5.4      Benefit Limitations.............................................25

ARTICLE VI....................................................................28

   PAYMENT OF RETIREMENT BENEFITS.............................................28
     6.1      Normal Form of Payment..........................................28
     6.2      Alternate Normal Form of Payment................................28
     6.3      Election, Waiver and Notice.....................................28
     6.4      Optional Forms of Payment.......................................29
     6.5      Joint and Survivor Option.......................................29
     6.6      Life Annuity with 120 Monthly Payments Guaranteed Option........30
     6.7      Life Annuity with Social Security Adjustment Option.............30
     6.8      Special Lump Sum Provision......................................30
     6.9      Small Monthly Benefits..........................................31
     6.10     Consent on Distribution.........................................31

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     6.11     Rollover Option.................................................32
     6.12     Waiver of 30-day Requirement....................................32

ARTICLE VII...................................................................34

   BENEFITS PAYABLE TO VESTED MEMBERS.........................................34
     7.1      Upon Termination of Employment After Completion of
              5 Years of Eligibility Service or Attainment of Age 65..........34

ARTICLE VIII..................................................................35

   PRE-RETIREMENT SURVIVOR ANNUITY............................................35

ARTICLE IX....................................................................37

   ADMINISTRATION OF THE PLAN.................................................37
     9.1      Plan Administrator..............................................37
     9.2      Named Fiduciary.................................................37
     9.3      Authority and Duties of the Plan Administrator..................37
     9.4      Reliance on Others..............................................38
     9.5      Indemnification.................................................38

ARTICLE X.....................................................................39

   AMENDMENTS TO OR TERMINATION OF THE PLAN...................................39
     10.1     Right to Amend or Terminate.....................................39
     10.2     Termination of the Plan.........................................39
     10.3     Distribution Media..............................................40
     10.4     Early Termination Restrictions..................................40

ARTICLE XI....................................................................43

   GENERAL PROVISIONS.........................................................43
     11.1     Trustee.........................................................43
     11.2     Investment Manager..............................................43
     11.3     Exclusivity of Benefits.........................................43
     11.4     Duplication of Benefits.........................................43
     11.5     Method and Form of Payment of Benefits..........................44
     11.6     Reemployment of Retired Member or Vested Member.................44
     11.7     Unclaimed Benefits..............................................44
     11.8     Non-alienation of Benefits......................................45
     11.9     Substitute Payee................................................46
     11.10    Limitation of Rights............................................47
     11.11    Liability.......................................................47
     11.12    Construction of Plan............................................47
     11.13    Title to Assets.................................................47
     11.14    Severability....................................................47
     11.15    Titles and Headings.............................................47
     11.16    Effect of Plan Merger...........................................47
     11.17    Top-Heavy Provisions............................................48
     11.18    Reduction in Accrued Benefit Prohibited.........................50
     11.19    Right's Of Other Employers To Participate.......................51
     11.20    Formal Action By Employer.......................................51

APPENDIX A....................................................................52


APPENDIX B....................................................................57


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                                  INTRODUCTION


This Plan, the C&D Technologies, Inc. Pension Plan for Salaried Employees, is a continuation of the provisions of the Bunker Ramo-Eltra Corporation Pension Plan for Salaried Employees as in effect as of January 28, 1986, but only such provisions as applied to certain persons formerly employed by C&D Batteries (a former division of Bunker Ramo-Eltra Corporation). This Plan was adopted effective as of January 28, 1986.

In 1987, the Pension Plan for Hourly Employees of C&D Power Systems at Conshohocken, Pennsylvania Represented by the International Association of Machinist and Aerospace Workers, AFL-CIO, District Lodge No. I and Affiliated Lodge 652 was merged with this Plan and the provisions of that plan incorporated as Appendix B.

Effective January 1, 1989 the Plan was amended and restated to reflect that the name of the Company was changed to C&D Charter Power Systems, Inc. The Plan was also amended effective January 1, 1989 (or such later or earlier date as provided herein) to reflect the provisions of the Tax Reform Act of 1986 and subsequent regulation and legislation issued up to and including January 1, 1994 and to incorporate other changes to the Plan.

Now, effective January 1, 1997, the Plan is amended and restated again to reflect new changes required under the law, including but not limited to the Small Business Job Protection Act of 1996. The Plan was also amended to reflect that the name of the Company was changed to C&D Technologies, Inc. Members who retired, terminated employment or died prior to the effective date of the Plan amendment and restatement, shall be entitled to the benefits in effect on the date of retirement, termination or death unless specifically provided otherwise herein.



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                                    ARTICLE I

                                   DEFINITIONS


For purposes of the Plan, the following words and phrases will have the following meanings unless a different meaning is plainly required by the context and wherever used the singular shall be plural.

1.1       ACCRUED BENEFIT

          The monthly amount of the benefit payable as of a Member's Normal Retirement Date determined in accordance with the provisions of Plan
          Section 5.1 based on the Member's Credited Service and Average Final Creditable Compensation as of the date such determination is made. A Member's Accrued Benefit shall not be reduced on account of an increase in the Member's age.

1.2       ACT

          The Employee Retirement Income Security Act of 1974 as amended.

1.3       ACTUARIAL EQUIVALENT

          A benefit of equal value when computed on the basis of the actuarial factors attached as Appendix A.

1.4       ACTUARY

          An individual who has been enrolled by the Joint Board for the Enrollment of Actuaries, or a firm of actuaries at least one of whose members has been so enrolled, which individual or firm has been retained by the Company.

1.5       ADJUSTMENT FACTOR

          The cost-of-living adjustment factor as prescribed by the Secretary of the Treasury under Code Section 415(d) for years beginning after December 31, 1996, applied to such items and in such manner as the Secretary shall prescribe.

1.6       ADMINISTRATOR OR PLAN ADMINISTRATOR

          The Company.

1.7       AFFILIATED COMPANY

          The Company and any domestic company which is included with the Company as a member of a controlled group of corporations within the meaning of Code Section 414(b)


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          and regulations  issued pursuant  thereto (except that with respect to the benefit limitation under Plan Section 5.4 such determination shall be made after substituting the phrase "more than 50%" for the phrase "at least 80%" each place it appears in Code Section 1563); and any
          partnership,   sole  proprietorship,   trust,  estate  or  corporation
          included  within (i) an "affiliated  service group" as defined in Code
          Section 414(m), which includes the Participating Company, (ii) a "combined group of trades or business under common control", as determined under Code Section 414(c) and regulations issued pursuant thereto, or (iii) a group required to be aggregated with the Participating Company pursuant to the regulations under Code Section 414(o).

1.8       AFFILIATED FOREIGN COMPANY

          Any non-participating company which is located and operated outside the United States as such term is defined in Section 3(10) of the Act which would be an Affiliated Company except for its location outside the United States.

1.9       ALTERNATE FORM OF PAYMENT

          "Alternate Form of Payment" shall have the meaning ascribed to such term in Plan Section 6.2.

1.10      ANNUAL BENEFIT

          "Annual  Benefit" shall have the meaning ascribed to such term in Plan
          Section 5.4.

1.11      ANNUITY STARTING DATE

          The first day of the first period for which an amount is paid as an annuity or in any other optional form of payment. If pension payments in any form are suspended after the Normal Retirement Date in accordance with Plan Section 11.6, the re-commencement of pension payments shall not be treated as a new "Annuity Starting Date".

1.12      AUTHORIZED LEAVE OF ABSENCE

          An approved absence of a Member for family illness, personal health, layoff, absences under the Family or Medical Leave Act, absences under the Uniformed Services Employment and Re-employment Rights Act of 1994, or other approved leaves of absence. A period of authorized leave shall be considered as a period of Eligibility Service, except that if the Member does not return to the employment of the Company upon conclusion of the approved absence, the Member's Severance from Employment Date shall be determined in accordance with Plan Section 1.26(c).

1.13      AVERAGE FINAL CREDITABLE COMPENSATION

          The highest average monthly Creditable Compensation paid to a Member during any sixty (60) consecutive calendar months of Eligibility Service within the one hundred



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          twenty  (120)  calendar  months  of  Eligibility  Service  immediately preceding the date of termination of employment, or during all the months of Eligibility Service if less than one hundred twenty (120) months. Effective after December 31, 2001, for a Member with less than five (5) years of Eligibility Service and whose years of Eligibility Service and age total less than sixty (60), the Member's date of termination is deemed to be December 31, 2001 for purposes of calculating the highest average monthly Creditable Compensation.

1.14      BENEFICIARY

          Any person designated by a Member or the Plan to receive any death benefits which become payable under the Plan.

1.15      COMPANY

          The C&D Technologies, Inc. or any entity which shall be a successor to it, in ownership of substantially all of its assets and which assumes all of its rights and obligations under the Plan.

1.16      COMPENSATION LIMITATION

          "Compensation Limitation" shall the meaning ascribed to such term in Plan Section 1.18.

1.17      COVERED COMPENSATION

          The average of the Taxable Wage Base in effect for each calendar year in the thirty-five (35) year period ending with the last day of the calendar year in which the Member attains Social Security Retirement Age. A thirty-five (35) year period is used for all individuals regardless of the year of birth of the individual. In determining a Member's Covered Compensation for a calendar year, the Taxable Wage Base in effect for any subsequent calendar year will be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the calendar year for which the determination is being made. A Member's Covered Compensation for any Plan Year after the thirty-five (35) year period shall be the Member's Covered Compensation for the Plan Year during which the thirty-five (35) year period ended.

1.18      CREDITABLE COMPENSATION

          Creditable Compensation shall mean the amount paid by the Company to an Employee as regular or fixed salary, overtime, incentive compensation, and thirty percent (30%) of sales commissions. Creditable Compensation shall also include any amount which would have otherwise been paid to the Employee by the Company during a Plan Year but for the Employee's participation in a salary reduction agreement under Code Sections 125, 402(e)(3), 402(h), 403(b), and, effective January 1, 2001, 132(f)(4). Creditable Compensation shall exclude all other forms of compensation, such as, but not limited to tuition assistance, relocation expenses, automobile allowances, financial planning

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          allowances,  patent awards,  commuting  reimbursement,  stock options,
          death  payments,   and  other  equity-related   incentive  allowances.
          Creditable Compensation for any Eligibility Service prior to the Effective Date shall be determined in accordance with the applicable provisions of the Plan prior to the Effective Date.

          For years on and after January 1, 1994, the annual Credible Compensation limit shall be $150,000 adjusted as prescribed in Code
          Section 401(a)(17). Limitations on Credible Compensation shall be known as Compensation Limitations. If the Plan determines compensation on a period of time that contains fewer than twelve (12) calendar months, then the annual Compensation Limitation is an amount equal to the annual Compensation Limitation for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by twelve (12).

          If compensation for any prior plan year is taken into account in determining an Eligible Employee's contributions or benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. Except that for purposes of determining the benefit under Plan Section 5.1(b) Compensation Limitations in pre-1994 years shall apply to prior years.

1.19      CREDITED SERVICE

          (a) The number of an Eligible Employee's years and completed months of Eligibility Service; excluding all periods of Eligibility Service for which the Eligible Employee does not receive compensation from the Company except for period of Authorized Leave of Absence and excluding Eligibility Service disregarded under the Break in Service rules. Credited Service for an Employee of Ratelco Electronics, Inc. shall commence on the later of July 1, 1994 or the Eligible Employee's date of hire. Credited Service for an Employee of International Power Systems, Inc. shall commence on the later of March 30, 1994 or the Eligible Employee's date of hire and for Employees of CalPacific Power Systems, Inc. Credited Service shall commence on the later of July 1, 1994 or such Eligible Employee's date of hire. Credited Service for an Employee of the former Power Convertibles Corporation and the former CalPacific-Northern California Branch shall commence on the later of January 1, 1998 or such Eligible Employee's date of hire. Credited Service for an Eligible Employee who was an employee of the former Johnson Controls, Dynasty Division, shall commence on March 1, 1999 or such Eligible Employee's date of hire for purposes of benefit accrual, but shall include service with Johnson Controls, Dynasty Division prior to such date for purposes of vesting.

          (b) In accordance with Plan Section 1.26, if the Eligibility Service of a re-employed Member is restored, the Credited Service which such Member had accrued during such restored Eligibility Service shall also be restored to such Member.

          (c)  Notwithstanding the foregoing,  as of December 31, 2001, a Member
               (1) who has not attained the age of 65, (2) who has less than five (5) years of Eligibility

               Service, and (3) whose years of Eligibility Service and age total less than sixty (60), shall not receive Credited Service for any period of employment after December 31, 2001.

1.20      CURRENT ACCRUED BENEFIT

          "Current Accrued Benefit" shall have the meaning ascribed to such term in Plan Section 5.4.

1.21      DEFERRED RETIREMENT DATE

          "Deferred Retirement Date" shall have the meaning ascribed to such term in Plan Section 4.3.

1.22      DISABILITY

          (a) Disability shall mean:

               (1) that the Member is totally disabled so as to be prevented from engaging in any employment or occupation for wage or profit, and

               (2) that such total disability will be continued and permanent for the remainder of the Member's life, and

               (3) that the Member is eligible for and receiving disability benefits under the Federal Social Security Act.

          (b) No member shall be deemed disabled if disability results from:

               (1)  engaging in a criminal act,
               (2)  a self-inflicted injury,
               (3)  service in the armed forces of any country, or
               (4)  war, insurrection or rebellion.

1.23      DISABILITY RETIREMENT DATE

          "Disability Retirement Date" shall have the meaning ascribed to such term in Plan Section 4.5.

1.24      EARLY RETIREMENT DATE

          "Early Retirement Date" shall have the meaning ascribed to such term in Plan Section 4.4.

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1.25      EFFECTIVE DATE

          January 1, 1997.

1.26      ELIGIBILITY  SERVICE,  SEVERANCE  FROM  EMPLOYMENT  DATE AND  BREAK IN
          SERVICE

               (a) "Eligibility Service" shall mean the period of employment commencing on the later of the Member's employment date with C&D Technologies, Inc. or January 28, 1986 and continuing to the Severance from Employment Date. Eligibility Service shall be measured by years and fractions thereof; each completed month shall equal one-twelfth (1/12) of a year. An Eligible Employee shall be granted a month of Eligibility Service for any month an Eligible Employee has completed at least fifteen (15) days. In the case of an Employee employed by Ratelco Electronics, Inc., Eligibility Service shall commence on the later of November 2, 1992 or the Eligible Employee's date of hire. In the case of an Employee employed by International Power Systems, Inc., Eligibility Service shall commence on the later of March 30, 1994 or such Eligible Employee's date of hire and in the case of an Employee employed by CalPacific Power Systems, Inc. Eligibility Service shall commence on the later of July 1, 1994 or the Eligible Employee's date of hire. In the case of an Employee of the former Power Convertibles Corporation and the former CalPacific-Northern California Branch, Eligibility Service shall commence on the later of January 1, 1998 or such Eligible Employee's date of hire. In the case of an Employee of the former Johnson Controls, Dynasty Division, Eligibility Service shall commence on the later of March 1, 1999 or such Eligible Employee's date of hire.

               (b) In the case of an Employee as of January 28, 1986 who had been an Employee of the C&D Batteries Division of Bunker Ramo-Eltra Corporation as of January 28, 1986, and in the case of any Employee on or after January 28, 1986 who had severed employment from the C&D Batteries Division of Bunker Ramo-Eltra Corporation prior to January 28, 1986 as a Vested Member or a Retired Member of the Prior Plan, "Eligibility Service" shall include, subject to the Break in Service rules below and the provisions of Plan Section 11.6, the Employee's Eligibility Service as of January 28, 1986 determined under the application provisions of the Plan prior to the January 28, 1986, provided, however, that a transfer of assets was made on behalf of the Member from the Plan prior to January 28, 1986 to this Plan.

               (c) "Severance from Employment Date" shall mean the earlier of the date of an Eligible Employee's Retirement, death or other termination of employment, or the first anniversary of the date the Eligible Employee is absent from Eligibility Service for any other reason. If an Eligible Employee incurs a Severance from Employment Date and is not re-employed within the twelve consecutive months following the severance, such Eligible Employee shall have incurred a "Break in Service".



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



               (d) In the event an Eligible Employee who has severed employment is re-employed prior to incurring a Break in Service, such Eligible Employee's period of Eligibility Service shall include the period from the Severance from Employment Date to the date of reemployment.

               (e) In the event a Retired Member or a terminated Vested Member is re-employed, the period of Eligibility Service prior to retirement or severance shall be restored to the Member and the provisions of Plan Section 11.6 shall apply.

               (f) If an Eligible Employee who is not a Vested Member is re-employed following a Break in Service which commenced after the Effective Date, his prior Eligibility Service shall be restored but only if at least one of the following is applicable:

                    (i) the length of his Break in Service was shorter than the length of his prior Eligibility Service, or

                    (ii) the length of his Break in Service was shorter than five (5) years.

                    The Eligibility Service prior to a Break in Service shall not be restored, however, until the date the Eligible Employee has completed at least one year of Eligibility Service after the date of reemployment.

                    If prior Eligibility Service is not restored pursuant to this Section, the Eligible Employee's Eligibility Service shall commence on the date of reemployment and the Eligible Employee shall be considered a new Eligible Employee for all purposes of the Plan.

                    For  purposes of this Plan  Section  1.26,  the first twelve
                    (12) month period of a maternity or paternity leave shall be considered Eligibility Service, the second twelve (12) month period shall not be considered Eligibility Service nor a Break in Service.

                    For purposes of this Plan, "maternity and paternity leave" means termination of employment or absence from work due to the pregnancy of the Eligible Employee, the birth of a child of the Eligible Employee, the placement of a child in connection with the adoption of the child by an Eligible Employee, or the caring for an Eligible Employee's child during the period immediately following the child's birth or placement for adoption. The Plan Administrator shall determine, under rules of uniform application and based on information provided to the Plan Administrator by the Eligible Employee, whether or not the Eligible Employee's termination of employment or absence, from work is due to "maternity or paternity leave".

               (g)  Eligibility  Service  shall be used  only to  determine  the following: eligibility for vesting, eligibility for benefits, and eligibility for membership except that no Employees are permitted to participate in the Plan after December 31, 2000. In addition, as of January 1, 2002, any rehired Member may reenter the Plan but shall not accrue any additional Credited Service for benefit accruals after December 31, 2001.

               (h)  Eligibility  Service  shall  include  service which would by
                    recognized  as   Eligibility   Service   hereunder  with  an
                    Affiliated Company or an Affiliated Foreign Company.

1.27      ELIGIBLE EMPLOYEE

          The term Eligible Employee shall mean any salaried employee of C&D Technologies, Inc. and any adopting subsidiary hired prior to January 1, 2001 who receives a regular stated compensation, other than a retirement payment, retainer, or fee, as reflected on the payroll records of the Company, and who is not a member of any other pension plan under which such person is accruing credits and to which the Company is contributing. Notwithstanding the foregoing, this definition shall not include any employee whose conditions of employment are determined by collective bargaining, unless such employment is included in the Plan by the express terms of a collective bargaining agreement. Moreover, no person who is initially classified by a Affliated Company as an independent contractor for federal income tax purposes shall be regarded as an Eligible Employee for that period, regardless of any subsequent determination that any such person should have been characterized as a common law employee of the Affiliated Company for the period in question.

1.28      EMPLOYEE

          Any person (a) employed by an Affiliated Company for purposes of the Federal Insurance Contributions Act, (b) a leased employee within the meaning of Code Section 414(n)(2) with respect to an Affiliated Company, or (c) deemed to be an employee of an Affiliated Company pursuant to regulations under Code Section 414(o).

1.29      5-PERCENT OWNER

          "5-Percent Owner" shall have the meaning ascribed to such term in Code
          Section 416(i).

1.30      INVESTMENT MANAGER

          Any person or firm registered under the Investment Company Act of 1940 appointed by the Company or by a fiduciary who is authorized to make such appointment, to manage or control the assets of the Trust Fund.

1.31      JOINT AND SURVIVOR ANNUITY OR QUALIFIED JOINT AND SURVIVOR ANNUITY

          "Joint and Survivor Annuity" shall have the meaning ascribed to such term in Plan Section 6.2.

1.32      JOINT AND SURVIVOR OPTION

          "Joint and Survivor Option" shall have the meaning ascribed to such term in Plan Section 6.5.

1.33      LIFE ANNUITY WITH 120 MONTHLY PAYMENT GUARANTEED OPTION

          "Life Annuity with 120 Monthly Payment Guaranteed Option" shall have the meaning ascribed to such term in Plan Section 6.6.

1.34      LIFE ANNUITY WITH SOCIAL SECURITY ADJUSTMENT OPTION

          "Life Annuity with Social Security Adjustment Option" shall have the meaning ascribed to such term in Plan Section 6.7.

1.35      MEMBER OR ACTIVE MEMBER

          An Employee who has become a Member of the Plan under Article II. Such Employee shall remain a Member to the date of termination of employment.

1.36      NAMED FIDUCIARY

          "Named Fiduciary" shall have the meaning ascribed to such term in Plan
          Section 9.2.

1.37      NORMAL FORM OF PAYMENT

          "Normal Form of Payment" shall have the meaning ascribed to such term in Plan Section 6.1.

1.38      NORMAL RETIREMENT DATE

          "Normal Retirement Date" shall have the meaning ascribed to such term in Plan Section 4.2.

1.39      PARTICIPATING COMPANY

          The Corporation and the subsidiaries and affiliates of C & D Technologies, Inc. to which this Plan has been extended as specified by Appendix A.

1.40      PLAN

          The C&D Technologies, Inc. Pension Plan for Salaried Employees.

1.41      PLAN YEAR

         The Plan Year shall be the calendar year, except that the first Plan Year shall begin January 28, 1986 and end December 31, 1986.

1.42      PRE-RETIREMENT SURVIVOR ANNUITY

          "Pre-Retirement Survivor Annuity" shall have the meaning ascribed to such term under Article VIII of the Plan.

1.43      PRIMARY SOCIAL SECURITY BENEFIT

          The estimated monthly amount available to a Member at age 65 under the Federal Social Security Act as in effect at the time of termination of employment, without regard to whether such amount actually commences to be paid, and without regard to any increase in the taxable wage base or benefit levels that may take effect after such termination of employment. The Primary Social Security Benefit will be estimated based on the Member's compensation for the calendar year prior to the year in which the Member's benefit is determined, projected backwards by the change in the average wages from year to year as determined by the Social Security Administration. If a Member terminates employment prior to age 65, the Primary Social Security Benefit will be determined as though the Member had continued to receive compensation until age 65 at the rate in effect on the last day of employment. A Primary Social Security Benefit shall be considered payable for the purposes of this Plan even though a Member has lost the right to receive such Primary Social Security Benefit through acceptance of covered employment, failure to apply for such benefit, or otherwise. For determination after age 65, the Primary Social Security Benefit shall be the benefit payable at retirement adjusted as for retirement at age 65. A written notice will be provided to each Retired and Vested Member which will indicate that the Primary Social Security Benefit is estimated and that, in the event the Member obtains a record of earnings from the Social Security Administration, an estimated Primary Social Security Benefit based on the record of actual earnings will be used. Any benefit under the Plan will be adjusted to reflect any change in the estimated Primary Social Security Benefit, due to the use of actual earnings. If a reduction in benefits results, the reduction will be made on a prospective basis only and will not reflect any prior overpayments. A Member will have ninety (90) days from receipt of the written notice to provide the actual Social Security Administration earnings record to the Plan Administrator.

1.44      PRIOR PLAN

          The Bunker Ramo-Eltra Corporation Pension Plan for Salaried Employees as in effect as of January 28, 1986, exclusive of any amendments to such Plan that are (a) retroactive to January 28, 1986, (b) adopted subsequent to such date, and (c) not necessary to comply with applicable law or regulation or to receive a favorable determination letter from the Internal Revenue Service concerning qualification of such Plan under Section 401(a) of the Internal Revenue Code of 1986, as amended.

1.45      RETIRED MEMBER

          Each Member who is receiving retirement benefit payments under the Plan or each Member who has retired on an Early Retirement Date, but whose retirement benefit payments have not commenced, and each Vested Member upon the date payment of vested benefits commences. Retired Member shall also include, for purposes of Articles IX, X and XI, employees of C&D Batteries who severed employment from C&D Batteries prior to the Effective Date as Retired Members of the Prior Plan and who are not eligible for membership pursuant to Plan Section 2.1 below.

1.46      SOCIAL SECURITY RETIREMENT AGE

          The retirement age under Section 216(1) of the Social Security Act, applied as if the early retirement age under Section 216(1)(2) of such Act were age 62. Accordingly, the Social Security Retirement Age is 65 for a Member attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938), 66 for a Member attaining age 62 after December 31, 1999 and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and 67 for a Member attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).

1.47      SPECIAL LUMP SUM PROVISION

          "Special Lump Sum Provision" shall have the meaning ascribed to such term in Plan Section 6.8.

1.48      SPOUSE OR ELIGIBLE SPOUSE

          The legally married husband or wife of a Member on the Annuity Starting Date for purposes of Plan Section 6.2 and for purposes of
          Article VIII the legally married husband or wife of a Member, to whom the Member shall have been married for a period of not less than twelve full months.

1.49      TAXABLE WAGE BASE

          The amount equal to one twelfth (1/12) of the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the calendar year.

1.50      TRUSTEE

          The bank, trust company or insurance company designated by a trustee agreement, or insurance company contract to maintain the Trust Fund as the funding medium of the Plan.

1.51      TRUST FUND

          The fund established by the Company in accordance with Plan Section 11.1.

1.52      VESTED MEMBER

          A Member who has terminated employment with a vested right in accordance with Article VII and who has not become a Retired Member. Vested Member shall also include, for purposes of Articles IX, X and XI, employees of C&D Batteries who severed employment from C&D Batteries prior to the Effective Date as Vested Members of the Prior Plan and who are not eligible for membership pursuant to Plan Section
          2.1 below.

                                   ARTICLE II

                                   ELIGIBILITY

2.1       ELIGIBILITY FOR MEMBERSHIP

          (a) Each Eligible Employee who was a Member of the Plan immediately prior to January 1, 1997 shall continue to be a Member of the Plan after the Effective Date.

          (b) Each other Eligible Employee on or after the Effective Date shall become eligible to become a Member on the Eligible Employee's employment date.

          (c) An Eligible Employee employed by Ratelco Electronics, Inc. shall become a Member on the date such Eligible Employee satisfies the requirements of the preceding sentence but not earlier than July 1, 1994.

          (d) Effective January 1, 2001, no new Members will be permitted to the Plan.

2.2       TRANSFER OF EMPLOYMENT

          (a)  In the event that:

               (i) a Member of the Plan is transferred to employment with the Company or an Affiliated Company to an Affiliated Company where employees are not eligible for Plan membership; or

               (ii) effective  until  January 1, 2001,  an Employee who is not a
                    Member of the Plan becomes an Eligible Employee; or

               (iii)a Member of the Plan is transferred  to employment  where or such that the Member is no longer an Eligible Employee by definition under this Plan;

               then,in those events, "Eligibility Service" shall mean all service with the Company, an Affiliated Company and an Affiliated Foreign Company.

          (b) with respect to Plan Section 2.2(a)(iii), a transferred Member's retirement benefits, if any, under the Plan shall be based upon the greater of (i) the Member's Accrued Benefit based on Average Final Creditable Compensation as of the date of final retirement or termination with the Company, an Affiliated Company or an Affiliated Foreign Company, or (ii) the benefit determined on the date of transfer using Average Final Creditable Compensation as of such date.

          (c) A Member who has periods of service with the Company as an Eligible Employee and periods of service with either (i) a non-participating Affiliated Company or Affiliated Foreign Company or (ii) the Company or a participating Affiliated

               Company or Affiliated Foreign Company while the Employee was not an Eligible Employee will receive a pension benefit computed in accordance with Article V as the greater of the following:

               (1) the product of (a) the pension under the Plan as if all of the Member's Eligiblity Service had been Credited Service and (b) the ratio of the Member's actual Credited Service to the Member's Eligibility Service; or

               (2) the pension determined as if the date the Employee became an Eligible Employee was the Member's date of hire.

               Notwithstanding the foregoing, in no event, shall the pension payable pursuant to Paragraph (1), when combined with any other tax-qualified defined benefit pension payable under any other pension plan of an Affiliated Company or Affiliated Foreign Company attributable to the service of the Employee prior to becoming an Eligible Employee exceed the pension under this Plan assuming the Member had always been a Member of this Plan.

               Moreover, in determining the benefit given pursuant to this Subsection (c), as of December 31, 2001, a Member (i) who has not attained the age of 65, (ii) who has less than five (5) years of Eligibility Service, and (iii) whose years of Eligibility Service and age total less than sixty (60), shall not receive Credited Service for any period of employment after December 31, 2001 and for purposes of determining the ratio in Paragraph (1) above, Eligibility Service shall not include periods of employment after December 31, 2001.

          (d) A Member whose service includes periods of employment with the Company and periods of employment with an Affiliated Foreign Company, and who is not covered by an individual deferred compensation agreement between such Member and the Company, will receive a pension benefit computed in accordance with Article V as if all of the Member's Eligibility Service from the earlier of membership in this Plan, a Prior Plan, or in a pension plan maintained by an Affiliated Foreign Company had been Credited Service. This benefit, however, will be reduced by any benefits not attributable to employee contributions which are payable on account of the same Credited Service under any pension plan maintained by an Affiliated Foreign Company.

          (e)  (i)  In  the  event   that  a  Member  is   transferred   from  a
                    participating Company  to  another   participating  Company,
                    membership in the Plan shall not be affected by such transfer and the participating Company to which the Member has been transferred shall thereafter exercise all rights, powers, duties and obligations hereunder with respect to such Member.

               (ii) Notwithstanding  the  provisions  of Plan Section 5.1, in no event shall a transferred Member who accrues at least five years of Credited Service with a participating Company prior to such transfer to another participating Company receive a lower benefit as a result of such transfer than the Member would have been entitled to if all years of Credited Service had been accrued with the participating Company from which the Member is transferred.

2.3       TERMINATION OF MEMBERSHIP

          Membership in the Plan shall terminate upon a Severance from Employment Date with an Affiliated Company or an Affiliated Foreign Company if at that time such Employee is not a Retired Member or a Vested Member. If a terminated Member again becomes an Employee, such person shall be considered a new Employee, except as provided in Plan
          Section 1.26.

2.4       PARTICIPATION OF CERTAIN FORMER EMPLOYEES

          Any benefits payable under the Prior Plan as of January 28, 1986 (including, without limitation, any pre-retirement survivor annuity payable under Article VIII of the Prior Plan) to or on behalf of any former employee of the C&D Batteries Division of Bunker Ramo-Eltra Corporation who had severed such employment prior to the Effective Date as a Vested Member or a Retired Member of the Prior Plan and who does not qualify for membership in the Plan pursuant to Plan Section
          2.1 above, shall be payable from and under this Plan; provided that, any provisions of this Plan to, the contrary notwithstanding, the amount, time and form of payment, of such benefits shall be governed by and subject to the applicable terms, conditions and provisions of the Prior Plan. The intent of this Plan Section 2.4 to assume, as of the Effective Date, the obligations of the Prior Plan as of January 28, 1986 to pay benefits to or on behalf of such former employees on account of employment with the C&D Batteries Division, without enlarging, diminishing or otherwise altering the amount or time or form of payment of such benefits.

2.5       NO NEW MEMBERS AFTER DECEMBER 31, 2000

          Effective on and after January 1, 2001, no Employee shall be permitted entry in the Plan under the provisions of this Article II or any other provision of this Plan. Any Member of the Plan who is an active Employee on December 31, 2000 shall continue to earn Credited Service and Eligibility Service under the terms of the Plan subject to the terms of Plan Section 2.6.

2.6       IRREVOCABLE ELECTION TO CEASE PARTICIPATION

          Any Eligible Employee who is hired by the Company and becomes a Member of the Plan on and after January 1, 2000 and on and before December 31, 2000 may, at the time and in the manner as published to such Eligible Employees by the Committee, irrevocably elect to cease participation in the Plan. If an Eligible Employee makes an irrevocable election to cease participation, all Credited Service shall cease as of December 31, 2000, but such Eligible Employee will continue to earn Eligibility Service for purposes of vesting under the Plan. Such Eligible Employee's Accrued Benefit shall be based on Credited Service and Average Final Creditable Compensation on the date such cessation of participation becomes effective.

2.7       SPECIAL PROVISION FOR CERTAIN EMPLOYEES

          As of December 31, 2001, a Member (1) who has not attained the age of 65, (2) who has less than five (5) years of Eligibility Service, and
          (3) whose years of  Eligibility  Service and age total less than sixty
          (60), shall not receive Credited Service for any period of employment after December 31, 2001, but such Member will continue to earn Eligibility Service for purposes of vesting. Moreover, such Member's deemed termination date for purposes of calculating his Average Final Creditable Compensation pursuant to Plan Section 1.13 shall be December 31, 2001.

                                   ARTICLE III
                                  CONTRIBUTIONS

3.1       AMOUNT OF COMPANY CONTRIBUTIONS

          During the continuance of the Plan the Company intends, from time to time, to pay to the Trustee, to be held or applied under the trust agreement, such sums of money which together with earnings of the fund will be sufficient to provide the benefits specified by the Plan.

3.2       AMOUNT OF MEMBER CONTRIBUTIONS

          No contributions shall be required of or permitted by the Members.

3.3       PAYMENT OF CONTRIBUTIONS

          The Company shall pay contributions to the Trustee on account of a particular Plan Year at such times as the Company may decide.

3.4       PAYMENT OF EXPENSE

          The Trustee shall pay all the administrative expenses of the Plan and all fees and retainers of the Plan's Trustee, Actuary, Administrator, Investment Manager, accountant, counsel, fiduciary, or other specialists unless the Company elects to do so.

3.5       FORFEITURES

          Forfeitures arising from termination of employment, death or for any other reason will not be applied to increase the benefits any member would otherwise receive under the Plan. Any amounts so forfeited will be used to reduce the Company's contributions.

3.6       IRREVOCABILITY

          The Company shall have no right, title or interest in the contributions made by it to the Trust Fund and no part of the Trust Fund shall revert to the Company, except after satisfaction of all liabilities of the Plan upon the termination of the Plan.

3.7       CONTRIBUTIONS CONDITIONED ON DEDUCTIBILITY

          All contributions made by the Company shall be conditioned on the deductibility thereof. In the event that all or part of any of the Company's deductions under Code Section 404 for contributions to the Plan are disallowed by the Internal Revenue Service (or if the amount of non-deductible contribution is $25,000 or less and certification by the Plan's Actuary is made to that fact), the portion of the contributions to which such disallowance applies shall be returned to the Company within one year after disallowance of the deduction, without interest.

                                   ARTICLE IV
                                RETIREMENT DATES

4.1       RETIREMENT DATES

          Wherever in the Plan reference is made to retirement or a retirement date, it shall mean the Normal, Early, Deferred or Disability
          Retirement Date, whichever applies to the Member, in accordance with the provisions of this article. As a condition of eligibility for benefits a Member must submit a written application on the appropriate form.

4.2       NORMAL RETIREMENT DATE

          A Member's Normal Retirement Date is the first day of the month next following attainment of age 65. A Member shall be one hundred percent (100%) vested in the Member's Accrued Benefit upon the attainment of age 65 if employed by an Affiliated Company on such date.

4.3       DEFERRED RETIREMENT DATE

          A Member may continue in employment after the Normal Retirement Date. Any such Member shall retire on the first day of any month when the Member requests to be retired, such date being known as the Deferred Retirement Date. In no event shall a Member who is a 5-Percent Owner defer receipt of his benefit beyond the April 1st following the Plan Year in which he attains age 70-1/2. A Member who is not a 5-Percent Owner may defer receipt of his benefit until the later of the April 1st following the Plan Year in which he attaints age 70-1/2 or the April 1st following the Plan Year in which he retires.

          Notwithstanding the foregoing, in accordance with Code Section 401(a)(9), effective January 1, 1997, in the event a Member retires after the April 1 of the year following the calendar year in which the Member attained the age of 70 1/2 (the "401(a)(9) Date"), the Member's Accrued Benefit on the Member's Deferred Retirement Date shall be equal to the actuarial equivalent of the Member's Accrued Benefit as of the 401(a)(9) Date, plus the actuarial equivalent of any additional benefits accrued after the 401(a)(9) Date, reduced by the actuarial equivalent of any distributions made to the Member after the 401(a)(9) Date.

4.4       EARLY RETIREMENT DATE

          A Member who has completed five (5) years of Eligibility Service and attained age 55 may retire on the first day of any subsequent month, such date being known as the Early Retirement Date.

4.5      DISABILITY RETIREMENT DATE

          (a) A Member who:

               (1)  has completed ten (10) or more years of Eligibility Service,

               (2) is disabled pursuant to Plan Section 1.22 as determined by the Plan Administrator,

               (3) remains permanently disabled for at least six (6) months, and

               (4)  makes application for a disability pension benefit,

               shall be retired on the first day of the month next following the date the Member has satisfied the above requirements, such date being known as the Disability Retirement Date.

          (b) As a condition to the Member's continuing to receive disability benefits prior to Normal Retirement Date, the Plan Administrator shall have the right to require the Member to provide:

               (1) medical proof of the continuation of disability, including but not limited to the submission to a medical examination as reasonably requested by the Plan Administrator, and

               (2) proof of continuing benefits under the Federal Social Security Act.

          (c) If a Member recovers from total and permanent disability or upon the attainment of Normal Retirement Date, the Member's disability retirement benefit shall stop and the Member shall only be entitled to such other benefits as may be provided under the terms of the Plan for which the Member was eligible as of the Member's Disability Retirement Date. If such Member returns to the employ of the Company immediately following the recovery from total and permanent disability, the Member shall cease to be a Retired Member and the Member's employment with the Company shall not be deemed interrupted; however, no Credited Service shall accrue during such period of disability.

4.6       COMMENCEMENT OF BENEFITS

          Subject to the following sentence, payment of any benefit provided under this Plan shall commence no later than the sixtieth (60th) day after the end of the Plan Year in which the Member both has attained normal retirement age and terminated his employment with the Company. Regardless of the foregoing, the payment of benefits under the Plan to a Member must begin by the, April 1st following the Plan Year in which he reaches age 70-1/2 for a Member who is a 5-Percent Owner. A Member who is not a 5-Percent Owner may defer receipt of his benefit until the later of the April 1st following the Plan Year in which he attaints age 70-1/2 or the April 1st following the Plan Year in which he retires.

4.7       CODE SECTION 401(a)(9) PROVISIONS

          (a) A Member's total interest in the Plan must be distributed commencing not later than the Member's required beginning date and, unless paid in the form of a single cash payment, paid over the life (or a period not exceeding the life expectancy) of (i) the Member, or (ii) the Member and his Eligible Spouse or designated Beneficiary (whichever is applicable).

          If the Member is a 5-Percent Owner, the Member's required beginning date is the April 1st following the calendar year in which the Member attains 70-1/2. If the Member is not a 5-Percent Owner, the Member may defer receipt of his benefit until the later of the April 1st following the Plan Year in which he attaints age 70-1/2 or the April 1st following the Plan Year in which he retires.

          (b) In the event a Member dies prior to his benefit commencement date, any Pre-Retirement Survivor Annuity payable hereunder shall be distributed at least as rapidly as over the life of the Member's Eligible Spouse.

          (c) In the event a Member dies on or after his benefit commencement date but before actual payment has commenced, the Member's total interest in the Plan (if any) shall be distributed by December 31 of that calendar year in which the fifth anniversary of the Member's date of death occurs. However, the 5-year distribution requirement of the preceding sentence shall not apply to any portion of the deceased Member's interest which is payable to or for the benefit of his Eligible Spouse or Beneficiary, provided that such portion shall be distributed over the life of such Eligible Spouse or Beneficiary (or over a period not extending beyond the life expectancy of such Eligible Spouse or designated Beneficiary). Any such distribution to a contingent Beneficiary must commence not later than the December 31 of the calendar year in which the Member would have attained age 70-1/2. If the Eligible Spouse dies before distributions to such spouse begin, then the 5-year distribution requirement shall apply as if the spouse was the Member.

          (d) In the event the Member dies after actual payment has commenced on his benefit commencement date, the remaining portion of his pension must continue to be distributed at least as rapidly as under the method of distribution being used prior to the Member's death.

          (e) The provisions of this Plan Section 6.11 shall apply notwithstanding any other Plan provisions to the contrary and any distribution under this Plan shall be made in accordance with proposed regulation 1.401(a)(9) and the incidental death benefit requirements of Code Section 401(a)(9)(G).

          (f) Effective after December 31, 2001, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

                                   ARTICLE V
                               AMOUNTS OF BENEF1TS

5.1       NORMAL RETIREMENT BENEFITS

          (a) Upon retirement on a Normal or Deferred Retirement Date, the Member shall be entitled to receive a monthly retirement benefit equal to the greater of (i), (ii) or (iii) below:

               (i) 2.1% of the Member's Average Final Creditable Compensation multiplied by Credited Service up to a maximum of 15 years, plus 1.6% of such Average Final Creditable Compensation multiplied by Credited Service in excess of 15 years up to a maximum of 15 years of such excess Credited Service, less 1/2% of Covered Compensation (not in excess of Average Final Creditable Compensation) multiplied by Credited Service up to a maximum of 30 years.

               (ii) The following benefit is frozen at December 31, 1988: 2-1/4%
                    of the Member's Average Final Creditable Compensation multiplied by Credited' Service up to a maximum of 15 years, plus 1-3/4% of such Average Final Creditable Compensation multiplied by Credited Service in excess of 15 years up to a maximum of 15 years of such excess Credited Service, less 1-2/3% of the Member's Primary Social Security Benefit multiplied by Credited Service up to a maximum of 30 years.

               (iii)$10.00  multiplied  by  the  number  of  years  of  Credited
                    Service.

          (b) In no event shall a Member's retirement benefit under this Plan be less than the retirement benefit accrued under a Prior Plan to the date such Member became a Member under this Plan.

          (c) In no event shall a Member's Normal Retirement Benefit be less than the benefit the Member could have received upon early retirement.

5.2       EARLY RETIREMENT BENEFITS

          (a) A Member who retires on an Early Retirement Date after attainment of age 62 shall be entitled to receive a benefit equal to the Member's Accrued Benefit at such Early Retirement Date calculated in accordance with Plan Section 5.1.

          (b) A Member who retires on an Early Retirement Date shall be entitled to receive a benefit commencing on such Early Retirement Date equal to the Member's Accrued Benefit calculated in accordance with Plan Section 5.1, reduced by 1/2 of

               1% for each complete month the Annuity Starting Date precedes the first day of the month following the Member's attainment of age 62.

          (c) A Member who retires on an Early Retirement Date may elect to delay the commencement of payments until the Member's Normal Retirement Date. In such event the Member shall be entitled to receive a benefit equal to the Member's Accrued Benefit at Early Retirement Date calculated in accordance with Plan Section 5.1.

5.3       DISABILITY RETIREMENT BENEFITS

          The monthly disability benefit payable commencing on the Member's Disability Retirement Date shall be equal to the Member's Accrued Benefit calculated in accordance with Plan Section 5.1 and payable as provided in Plan Section 6.1. During the period in which such Disability Retirement is paid, the provisions of Article VIII shall apply to the Spouse upon the death of the Member prior to Normal Retirement Date except that such spousal death benefit shall not be reduced for early commencement nor pursuant to the provisions of Plan
          Section 8.1(e).

5.4       BENEFIT LIMITATIONS

          The annual benefit payable to an Eligible Employee in any calendar year, from all defined benefit plans maintained by the Affiliated Companies, may not exceed the lessor of:

               (i)  $90,000, adjusted by the Adjustment Factor; or

               (ii) 100% of the Eligible Employee's average compensation for the three consecutive years that produces the highest average.

          If the annual benefit commences when the Eligible Employee has less than ten (10) years of participation in the Plan, the maximum benefit payable is reduced by one-tenth for each year of Plan participation less than ten.

          If the annual benefits commence before the Member's Social Security Retirement Age, the maximum Limitation will be adjusted so that it is the actuarial equivalent of a $90,000 annual benefit, increased by the Adjustment Factor beginning at the Social Security Retirement Age. For purposes of making this adjustment the interest rate assumption shall not be less than the assumption specified under the Plan, or five percent (5%) per year. The actuarial adjustment will be made in the manner prescribed by the Secretary of the Treasury to be consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

          If the annual benefits commence after the Member's Social Security Retirement Age, the limitation will be adjusted so that it is the actuarial equivalent of a $90,000 annual benefit increased by the Adjustment Factor, beginning at the Social Security Retirement Age. For purposes of making this adjustment, the interest rate assumption shall not be greater than the lesser of the interest rate assumption under the Plan or an assumption of five percent (5%) per year.

          "Annual Benefit" shall mean a benefit payable annually in the form of a straight life annuity with no ancillary benefits or a Joint and Survivor Annuity in the case of a married Member with a Spouse. Benefits payable in any other form will be adjusted to the actuarial equivalent of a straight life annuity.

          If the Current Accrued Benefit of an individual who is a Member as of the first day of the calendar year beginning on or after January 1, l987 exceeds the benefit limitations under Code Section 415(b)(1)(A), then for purposes for Code Section 415(b) and (e) the $90,000 maximum limitation with respect to such individual shall be equal to such Current Accrued Benefit. "Current Accrued Benefit" shall mean a Member's Accrued Benefit under the Plan, determined as if the Member had separated from service as of the close of the last calendar year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code Section 415(b)(2). In determining the amount of a Member's Current Accrued Benefit the following shall be disregarded:

               (i) any change in terms and conditions of the Plan after May 5, 1986; and

               (ii) any cost-of-living adjustment occurring after May 5, 1986.

          For purposes of the limitations of this Section, compensation shall mean wages within the meaning of Code Section 3401(a) (for purposes of income tax withholding at the source) but determined without regard to any rules that limit remuneration included in wages based on the nature or location of the employment or services performed.

          The limitations of this Section will be deemed satisfied if the annual benefit payable to an Eligible Employee is not more than $1,000 multiplied by the Eligible Employee's years of service with the Company (not exceeding ten (10)) and the Eligible Employee never participated in a defined contribution plan maintained by the Company.

          In addition to other limitations set forth in the Plan and notwithstanding any other provisions of the Plan, the Accrued Benefit including the right to any optional benefit provided in the Plan (and all other defined benefit plains required to be aggregated with the Plan under the provisions of Code Section 415) that was limited in a prior Plan Year, shall be increased to an amount not in excess of the amount permitted under Code Section 415 in any current Plan Year.

          Any modification or amendment of the Plan may be make retroactively by the Company, if necessary or appropriate, to obtain or retain the aforementioned approvals, provided that pension benefits under the Plan are not diminished.

          Effective until January 1, 2001, in the case of any individual who is a member in both the Plan and in a defined contribution plan of the Company, the defined benefit plan fraction and the defined contribution plan fraction for any calendar year may not exceed 1.0.

          For this purpose, the defined benefit plan fraction for any year is a fraction, the numerator of which is the projected annual benefit of the Member under the Plan and any other defined benefit plan of the Company (determined as of the close of the year), and the denominator of which is the lesser of (1) the, product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) for such year, or (2) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) with respect to such individual under the plan(s) for each year.

          For this purpose, the defined contribution plan fraction for any year is a fraction, the numerator of which is the sum of the annual additions to the Member's account as of the close of the year and the denominator of which is the sum of the lesser of the following amounts, determined for such year and for each prior year of service with the Company.

          (1) the product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such year [determined without regard to Code Section 415(c)(6)], or

          (2) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) (or Code Section 415(c)(7) if applicable) with respect to such individual under such plan(s) for each year.

                                   ARTICLE VI

                         PAYMENT OF RETIREMENT BENEFITS


6.1       NORMAL FORM OF PAYMENT

          The Normal Form of Payment of benefits shall be payments in equal monthly installments on a life annuity basis, commencing on the Member's Retirement Date and continuing to and including the payment as of the first day of the month in which the Retired Member's death occurs.

6.2       ALTERNATE NORMAL FORM OF PAYMENT

          (a) If a Member's Spouse is living on the Annuity Starting Date, the Member's retirement benefit payments shall not be made under the Normal Form of Payment set forth in Plan Section 6.1 but shall be paid under the Alternate Normal Form of Payment in the form of a Joint and Survivor Annuity.

          (b) The Joint and Survivor Annuity as described in (a) above shall be the Actuarial Equivalent of the Normal Form of Payment described in Plan Section 6.1 by application of the reduction factors described in Appendix A. Such Joint and Survivor Annuity shall be payable to the Member for life with fifty percent (50%) of the reduced benefit continued to the Member's Spouse for the duration of the Spouse's lifetime after the death of the Member.

6.3       ELECTION, WAIVER AND NOTICE

          (a) The Plan Administrator shall furnish to each Member, not less than thirty (30) days and no more than ninety (90) days prior the Annuity Starting Date, a written explanation in non-technical language of: the terms and conditions of the Joint and Survivor Annuity or the life annuity (whichever is applicable), the Member's right to waive and the effect of an election to waive the Joint and Survivor Annuity or life annuity, the rights of a Member's Spouse with respect to the Qualified Joint and Survivor Annuity, the right to revoke and the effect of an election to revoke the Normal Forms of Payment, a general explanation of the relative financial effect of the Member's waiver election and a general description of the eligibility conditions and material features of the optional forms of payment available and an explanation of the relative values of the optional forms of payment. Notwithstanding the foregoing, a Member may elect to waive the requirement that the written explanation be provided at least thirty (30) days before the Annuity Starting Date, provided that the distribution commences more than seven (7) days after the date such explanation is received by the Member.

          (b) A Member may elect in writing at any time during the ninety (90) day period ending on the Annuity Starting Date to reject the Joint and Survivor Annuity or life annuity benefit (whichever is applicable) and receive any optional form of benefit available to the Member. Such rejection must be accompanied by a written spousal consent (if applicable) which acknowledges the effect of the election, names the alternate Beneficiary (if any), the optional form of payment which may not be changed without spousal consent (or the Spouse's consent permits designation without further consent) and is witnessed by a notary public. Any rejection of the Joint and Survivor Annuity or life annuity may be cancelled by written election at any time prior to the Annuity Starting Date.

               A spousal consent shall not be required if the Member is not married to a Spouse, or if the Member and the Spouse are legally separated or the Member has been abandoned by the Spouse (and has a court order to such effect), or any other circumstance which is recognized by the Secretary of the Treasury to be an exception to the requirement of spousal consent.

6.4       OPTIONAL FORMS OF PAYMENT

          In lieu of the Normal Form of Payment or Alternate Normal Form of Payment, a Member other than a Vested Member (except for the provisions of Plan Section 6.8) or a Member retiring on a disability retirement may elect an optional form of payment, subject to the provisions of Plan Section 6.3. The optional form of benefit will be the Actuarial Equivalent of the Normal Form of Payment by application of the reduction factors described in Appendix A. A Member may also change or revoke an election previously made, subject to the spousal consent provisions of Plan Section 6.3. A written application to elect, change or revoke an optional form of payment must be filed by the Member prior to the Member's Annuity Starting Date. The optional forms of benefit are:

          (a)  life annuity (as described in Plan Section 6.1),

          (b)  Joint and Survivor Option as provided in Plan Section 6.5,

          (c) Life Annuity with 120 Monthly Payments Guaranteed Option as provided in Plan Section 6.6, and

          (d) Life Annuity with Social Security Adjustment Option as provided in Plan Section 6.7.

          (e)  Special Lump Sum Provisions as provided in Plan Section 6.8.

6.5       JOINT AND SURVIVOR OPTION

          (a) Under the Joint and Survivor Option the Member may elect to receive a retirement benefit adjusted by application of the reduction factor described in Appendix A for life, with the provision that one hundred percent (100%) of such reduced retirement benefit shall continue to be paid to the Member's Spouse following the Member's death after the Annuity Starting Date.

          (b) If a Member elects a Joint and Survivor Option and such Member's Spouse dies before the Annuity Starting Date, the election will not be effective and the Member will receive the retirement benefit otherwise payable to such Member in accordance with the Normal Form of Payment unless such Member makes a subsequent election in accordance with the provisions of this Article.

          (c) If a Member elects a Joint and Survivor Option and the Member dies before the Annuity Starting Date, the Spouse will not be entitled to any rights or benefits under the Plan except as otherwise provided in Article VIII.

6.6       LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED OPTION

          (a) Under the Life Annuity with 120 Monthly Payments Guaranteed Option, a Member may elect to receive a reduced retirement benefit by application of the reduction factor described in Appendix A payable for life provided, however, that subsequent to the Annuity Starting Date, not less than 120 monthly payments of such reduced retirement benefit payments shall be made to the Member and/or the Beneficiary named by the Member. A Member may name one or more contingent Beneficiaries to receive the benefits under this Option in the event of the death of the primary Beneficiary.

          (b) In the event of the death of both the Member and designated Beneficiary, subsequent to the Annuity Starting Date and before all the guaranteed payments have been made to the Member and/or Beneficiary, the commuted value determined in accordance with Appendix A of the remainder of the 120 guaranteed payments shall be paid in a lump sum;

               (i)  to the designated contingent Beneficiary if living, or

               (ii) if no contingent Beneficiary is designated or living, to the estate of the last to survive of the Member or the Beneficiary.

6.7       LIFE ANNUITY WITH SOCIAL SECURITY ADJUSTMENT OPTION

          A Member who retires prior to age 62 may elect to receive a retirement benefit adjusted by Appendix A for the years before age 62, so that such retirement benefit until age 62 will be substantially the same as the retirement benefit after age 62 plus the amount of reduced primary benefits under the Federal Social Security Act expected to become payable to the Member at age 62.

6.8       SPECIAL LUMP SUM PROVISION

          This provision shall apply to any Member entitled to receive a pension on an Annuity Starting Date under the terms of the Plan other than a Member who retires on a Disability Retirement Date.

          (i) If on an Annuity Starting Date the Actuarial Equivalent value (as determined under Appendix A) of a Member's pension is less than $10,000, the Member may elect to receive the value of pension in one lump sum payment equal to the Actuarial Equivalent value of the Member's pension.

          (ii) The election of the Special Lump Sum Provision, if applicable, shall be made available with respect to any Annuity Starting Date including, for purposes of this Plan Section 6.8 only, the first of any month following the date a Member terminates employment with a deferred vested pension. In the event the Special Lump Sum Provision becomes available on a benefit commencement date which precedes a Normal or, if applicable, an Early Retirement Date then the provisions of Plan Section 6.1 (regarding Normal Form of Payment for unmarried Members) and Plan Section 6.2 (regarding Qualified Joint and Survivor Annuity for married Members) shall be made available at the same time as the Special Lump Sum Provision, depending on the Member's marital status on the Annuity Starting Date.

               To the extent that the provisions of Plan Sections 6.1 or 6.2 shall become applicable under this Section (c) prior to the date of Early Retirement Date eligibility, then such pension shall reflect an Actuarially Equivalent reduction for early commencement and form of payment as provided in Appendix A.

6.9       SMALL MONTHLY PAYMENTS

          If a pension payable under the Plan is less than $25 per month, the Plan Administrator shall direct that such benefit be paid quarterly, semiannually or annually. The Plan Administrator will direct the payment of a lump sum which is Actuarial Equivalent to a monthly benefit otherwise payable, without the consent of the Member (or if applicable, the Eligible Spouse or Beneficiary), if the Actuarial Equivalent value is not more than $3,500, or effective January 1, 2000, $5,000 as determined in accordance with Appendix A.
          Notwithstanding the preceding sentence, a lump sum may not be distributed to a Member after an Annuity Starting Date, unless the Member and, if applicable, his Eligible Spouse consent in writing, not more than ninety (90) days before the distribution of such lump sum.

          If an Eligible Employee terminates service and the Actuarial Equivalent lump sum value of the Employees vested Accrued Benefit is zero, the Eligible Employee shall be deemed to have received such vested Accrued Benefit.

6.10      CONSENT ON DISTRIBUTION

          If a benefit becomes payable to a Member prior to Normal Retirement Date, the benefit shall not be distributed to the Member without the consent of the Member unless the benefit is distributed under the terms of Plan Section 6.9 (with regards to the present value of benefits not in excess of $3,500, or effective January 1, 2000, $5,000).

          Not less than thirty (30) days nor more than ninety (90) days prior to an Annuity Starting Date, the Plan Administrator shall notify any Member subject to the rules of consent of the right to defer commencement until Normal Retirement Date.

6.11      ROLLOVER OPTION

          (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Member's election under this Section, a Member may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Member in a direct rollover.

          (b) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the Member except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Member or the joint lives (or joint life expectancies) of the Member and the Member's designated Beneficiary, or for a specified period of ten years or more; any distribution that is required under Code Section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Member securities); and any distribution contemplated by Code Section 401(k)(2)(B)(i)(IV).

          (c) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Member's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (d) Member: A Member includes for purpose of this Plan Section 6.11 an Eligible Employee or former Eligible Employee. In addition, the Eligible Employee's or former Eligible Employee's Eligible Spouse and the Eligible Employee's or former Eligible Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p) of the Code, are Members with regard to the interest of the spouse or former spouse.

          (e) Direct Rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributes.

6.12      WAIVER OF 30-DAY REQUIREMENT

          If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

          (1) the Plan Administrator clearly informs the Member that the Member has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (2) the Member, after receiving the notice, affirmatively elects a distribution.

                                   ARTICLE VII

                       BENEFITS PAYABLE TO VESTED MEMBERS


7.1 UPON TERMINATION OF EMPLOYMENT AFTER COMPLETION OF 5 YEARS OF ELIGIBILITY SERVICE OR ATTAINMENT OF AGE 65

          (a) In the event a Member's employment is terminated prior to qualifying for any other benefits under the Plan and after having completed less than five (5) years of Eligibility Service, there shall be no benefits payable from the Plan.

          (b) A Member whose employment is terminated prior to qualifying for any other benefits under the Plan, but after completing five (5) years of Eligibility Service or on or after attaining age 65 shall become a Vested Member.

          (c) The Vested Member shall make application for payment of retirement benefits on an appropriate form filed with the Plan Administrator. The Vested Member may elect to commence benefits on any date after attainment of age 55 and before Normal Retirement Date or defer commencement until the Vested Member's Normal Retirement Date. A Member shall be required to make application for the' commencement of any benefit hereunder to the Plan Administrator.

          (d) Upon receipt of retirement benefits the Member shall become a Retired Member and, in accordance with Article VI, there shall be payable a monthly Normal Form of retirement benefit equal to such Member's Accrued Benefit, reduced by 1/2 of 1% for each completed month by which the Annuity Starting Date precedes the Member's Normal Retirement Date.

                                  ARTICLE VIII

                         PRE-RETIREMENT SURVIVOR ANNUITY

8.1       (a)  If a Member has completed five years of Eligibility Service, or a
               Vested Member, or a Retired Member dies before his Annuity Starting Date, the surviving Spouse shall receive a Pre-retirement Survivor Annuity providing a lifetime benefit. The Spouse's benefit will equal the Member's Accrued Benefit as of the date of death, reduced to reflect the amount the Spouse would receive if the Member had elected a Joint and Survivor Annuity in accordance with Plan Section 6.2, reduced for each month that benefit payments precede the Member's Normal Retirement Date in accordance with the applicable provisions of Plan Sections 5.2 or 7.1, and further reduced by any coverage factors under Subsection
               (d) of this Section, if applicable. If the Member dies prior to meeting the requirements for Early Retirement, the benefit will be payable to the Spouse on the first of the month coinciding with or next following the Member's earliest retirement age, unless the Spouse elects a later date. If the Member dies after becoming eligible for Early Retirement, the benefit will be payable to the Spouse on the first of the month coinciding with or next following the Member's death unless the Spouse elects a later date.

          (b) A Member to whom the provisions of subsection (e) are applicable, may waive the Pre-retirement Survivor Annuity in writing during the period which begins at the date of separation. The waiver must be consented to by the Member's Spouse, and the Spouse's consent must acknowledge the effect of such waiver and must be witnessed by a notary public. A revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

          (c) The Plan Administrator shall provide each Member with a written explanation of the Pre-retirement Survivor Annuity and the Spouse's right to consent, in such manner as would be comparable to the explanation provided for meeting the requirements applicable  to a Joint and  Survivor  Annuity  specified  in Plan
               Section 6.2. Such written explanation must be provided within whichever of the following applicable periods ends last:

               (i) A reasonable period ending after the person becomes a Member;

               (ii) A  reasonable  period  ending  after  the  survivor  annuity requirements of Code Section 401(a)(1)(11) first apply to the Member.

          For purposes of this paragraph, a reasonable period begins one year prior to the event and ends one year after the event.

          (d) Any Vested Member who terminated employment prior to August 23, 1984 shall be notified of the eligibility to elect a Pre-retirement Survivor Annuity. The Pre-retirement Survivor Annuity shall be effective for such Vested Member only after a written election of such option is received by the Company. Spousal consent is not required for the election.

          (e) The monthly pension payable to a Member will be reduced for the Pre-retirement Survivor Annuity coverage provided under this,
               Article VIII and under the Prior Plan by multiplying the appropriate factor from the table below by the number of full years the coverage has been in effect after December 31, 1984.

                                          Reduction for Each Full
                                          Year of Coverage After
                                         Termination of Employment
                                       ----------------------------
               Prior to Age 65                 .3%

               After Age 65                    None

          The monthly pension to any Member will be reduced for Pre-retirement Survivor Annuity coverage prior to December 31, 1984 in accordance with the provisions of the Prior Plan.

                                   ARTICLE IX

                           ADMINISTRATION OF THE PLAN


9.1       PLAN ADMINISTRATOR

          The Company is the Plan Administrator of the Plan within the meaning of the Act. The Company may, in its discretion, delegate to any person to the extent permitted by law, the exercise of its powers and functions and the performance of its duties and responsibilities with respect to the administration of this Plan.

9.2       NAMED FIDUCIARY

          The Plan Administrator is hereby designated as the Named Fiduciary within the meaning of the Act.

9.3       AUTHORITY AND DUTIES OF THE PLAN ADMINISTRATOR

          The Plan Administrator:

          (a) may in its discretion appoint, use or employ actuaries, accountants, counsel, financial specialists and such other person or persons (who may be Employees of the Company) as it deems necessary or desirable in connection with the administration or management of this Plan.

          (b) may in its discretion delegate to any person, to the extent permitted by law, the exercise of its powers and functions and the performance of its duties and responsibilities with respect to the administration of this Plan.

          (c) may from time to time establish rules for the administration of the Plan and shall adopt and prescribe appropriate forms and procedures for processing claims, including denial of claims.

          (d) except as it may delegate the power of interpretation as provided herein, shall have the exclusive right to interpret the Plan and to decide any and all matters arising thereunder or in connection with the administration of the Plan. The decisions, actions and records of the Plan Administrator shall be conclusive and binding upon the Company, Members, Beneficiaries and their estates and any and all persons having, or claiming to have, any rights or interests in or under the Plan.

          (e) shall adopt and implement a policy for the investment of the Trust Fund, including notification to the Trustee (or the Investment Manager, if appointed) of such policy and periodic review of the performance of the Trustee (or the

               Investment   Manager,   if  appointed)   to  assure   investments
               consistent with such policy.

          (f) to determine questions of eligibility and benefit amounts, and the Plan Administrator shall have complete and discretionary authority to interpret the provisions of the Plan.

          (g) may amend the Plan for legislative compliance and carry out its duties under the Plan pursuant to this Plan Section 9.3, except that any amendment which represents a significant change in the cost of the Plan to the Company shall be subject to approval by the Board of Directors.

9.4       RELIANCE ON OTHERS

          The Plan Administrator and the officers and directors of the Company shall be entitled to rely upon all tables, valuations, certifications and reports furnished by any duly appointed Actuary; upon all certificates and reports made by any duly appointed accountant; upon all opinions given by any duly appointed legal counsel; and upon such staff or specialists as they may deem necessary or desirable to employ with respect to their responsibilities pursuant to the Plan. Any one or all of the foregoing appointees may also be currently serving or have served in a similar capacity for the Company.

9.5       INDEMNIFICATION

          The Company and each participating Affiliated Company shall indemnify the Plan Administrator and any other employee, officer or director of the Company and participating Affiliated Company against any claim, loss, damage, expense and liability (other than amounts paid in settlement not approved by the Company) reasonably incurred in connection with any action or failure to act to which the aforementioned person may be party by reason of appointment as Plan Administrator or performance of an authorized duty or responsibility for or on behalf of the Company or participating Affiliated Companies pursuant to the Plan or the trust, unless the same is judicially determined to be the result of the person's gross negligence or willful misconduct. Such indemnification by the Company and participating Affiliated Company shall be made only to the extent that
          (i) such expense or liability is not payable to or on behalf of such person under any liability insurance coverage, and (ii) the trust is precluded from assuming such expense or liability because of the operations of ERISA Section 410 or other applicable law. The foregoing right to indemnification shall be in addition to any other rights to which any such person may be entitled as a matter of law.
          Notwithstanding the foregoing, the right of indemnification does not extend to third parties or any fiduciary or Plan Administrator who is not an employee, director or officer of the Company or participating Affiliated Company.

                                    ARTICLE X

                    AMENDMENTS TO OR TERMINATION OF THE PLAN


10.1      RIGHT TO AMEND OR TERMINATE

          While it is the intention of the Company to continue the Plan indefinitely as to its Members, the Company reserves the right to modify, amend or terminate the Plan at any time through written resolution or consent agreement of its Board of Directors, provided that the Plan shall not be amended in such manner as would cause or permit any part of the Trust Fund to be diverted to purposes other than for the exclusive benefit of Members and Beneficiaries nor in such manner as would cause or permit any portion of such corpus to revert to the Company, prior to the satisfaction of all liabilities under the Plan.

          Notwithstanding the foregoing paragraph, the Administrator through written resolution may adopt any amendment which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan, the Trust and any contract with an insurance carrier which may form part of the Plan as a plan and trust meeting the requirements of Code Sections 401(a) and 501(a) or any other applicable section of law (including the Act) as now in effect or hereafter amended or adopted and the regulations issued thereunder, provided said amendment does not have any material effect on the currently estimated cost to the Company or the Plan.

10.2      TERMINATION OF THE PLAN

          (a) In case of the termination of the Plan, the rights of Members to benefits accrued under the Plan as of the date of such termination, to the extent then funded or to the extent guaranteed by the Pension Benefit Guaranty Corporation, shall be non-forfeitable. In the event of a partial termination of the Plan, the provisions of this paragraph (a) shall be applicable to the Members affected by such partial termination.

          (b) After providing for the expenses of the Plan in the case of a termination, the assets remaining under the Plan shall be used and applied for the exclusive benefit of its Retired Members and Beneficiaries, Active Members and Vested Members who at the date of termination of employment were entitled to retirement benefits, in the manner prescribed by Section 4044 of the Act. After such allocation has been made, any residual assets of the Plan will be returned to the Company if all liabilities of the Plan with respect to Members and Beneficiaries have been satisfied and the distribution does not contravene any applicable provision of law.

10.3      DISTRIBUTION MEDIA

          The allocations for which provision is made in this Article may be accomplished through:

          (a)  the continuance of the Trust Fund; or

          (b)  group contracts or individual annuity contracts; or

          (c)  cash; or

          (d)  any combination of the foregoing.

10.4      EARLY TERMINATION RESTRICTIONS

          (a) For years prior to January 1, 1994, the provisions of this Section shall apply to any one of the twenty-five (25) highest paid Members whose anticipated annual retirement benefit commencing on Normal Retirement Date will be in excess of $1,500 annually.

               In the event that: (i) the Plan is terminated during the first ten (10) years following a date on which benefits were increased,
               (ii) the benefits  become payable to any such Employee during ten
               (10) years after such date, or (iii) the benefits become payable after such an increase and the full current costs for the ten
               (10) year period following such Amendment Date have not been funded, then until the full current costs are funded for the first time, the amount of contributions that may be applied for the benefit of any such Employee shall be limited so that such amounts so applied under the Plan shall not be greater than, the largest of:

               (1) contributions by the Company which would have been applied to provide benefits for such Employee under the Plan as in effect on the day preceding such increase had been continued without change; or

               (2)  $20,000; or

               (3) the sum of (i) the Company contributions which would have been applied to provide benefits for the Members if the Plan had been terminated on the day before such Commencement Date (but without the limitation otherwise imposed by this Section with respect to any increase if termination occurs more than 10 years after such increase) plus (ii) an amount computed by multiplying the smaller of $10,000 or 20% of the average annual compensation of such Eligible Employee during the last five (5) years of Eligibility Service by the number of years of Eligibility Service since such increase; or

               (4) In the case of: (i) substantial owners (as defined in Section 4022(b)(5) of the Act), a dollar amount which equals the present value of the benefit guaranteed for such employee under Section 4022 of the Act, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the Pension Benefit Guaranty Corporation (PBGC); and (ii) such Employees who are not substantial owners (as defined in Section 4022(b)(3)(B) of the Act (determined on the earlier of the date the Plan terminates or the date benefits commence, and determined in accordance with regulations of the PBGC) without regard to any other limitations in Section 4022 of the Act.

               The foregoing limitations shall not restrict the current payment of retirement benefits to any Member or Beneficiary as long as any such event shall not have occurred. Any funds recovered as a result of the foregoing paragraphs shall be used proportionately to provide the Accrued Benefits for all other Members and Beneficiaries of the Plan; provided, however, that in the event sufficient funds are available to provide in full for all other Member and Beneficiaries under the Plan, the excess funds shall first be used and applied to provide the Accrued Benefits of the Members who have been restricted by the operation of the provisions of this Section.

          (b) For Plan Years on and after January 1, 1994, benefits distributed to any of the twenty-five (25) most highly compensated active and former highly compensated Employees shall be limited so that the annual payments to any such individual is no greater than an amount equal to the payment that would be made on behalf of such Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employees Accrued Benefit and the Employees other benefits under the Plan. For purposes of this section, benefits shall include loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee life.

               The limitations set forth above shall not apply if (i) after payment of the benefit to an Employee described in the preceding paragraph, the value of plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities, as defined in Code Section 412(l)(7), or (ii) the value of the benefits for an Employee described above is less than one percent (1%) of the value of current liabilities.

               Any Retired Member shall be entitled to receive the amount which he or she shall have been entitled to receive if it were not restricted by the provisions of the Plan Section 10.5 if he or she shall give to the Trustee adequate security, providing for the repayment to the Trust, in the event that the Plan shall on any date when such restrictions shall be applicable, be so terminated, of the excess of such payment together with all other amounts theretofore paid over the unrestricted benefits of such Retired Member. For the purposes of this paragraph, "adequate security" means property having a fair market value equal to one hundred twenty-five percent (125%) of the amount subject to repayment, which property shall be deposited with an acceptable depositary; with the further provisions that if the market value of said property falls below one hundred ten percent (110%) of the amount subject to repayment, the Retired Member will deposit additional property necessary to bring the value of the property held by the depositary up to one hundred twenty-five percent (125%) of such amount.

                                   ARTICLE XI

                               GENERAL PROVISIONS


11.1      TRUSTEE

          (a) A Trustee has been designated by the Company and a trust agreement executed under the terms of which the Trust Fund was established to receive and hold payments made by the Company and to pay the benefits provided by the Plan.

          (b) The Company may cause all or part of the Trust Fund to be transferred from the Trustee to any other Trustee.

          (c) The Company shall pay over to the Trustee such sums of money as shall be sufficient, based on estimates by the Actuary, to maintain on an actuarially sound basis the funding of the benefits to be provided under the Plan.

          (d) The Trust Fund shall be used only to pay the benefits provided by the Plan and the expenses of the Plan authorized by the Plan Administrator. No part of the principal or income of the Trust Fund shall in any event be used for, or diverted, to, purposes other than for those provided in the Plan.

11.2      INVESTMENT MANAGER

          The Company shall have the right to appoint an Investment Manager with such powers as to the investment, reinvestment, control and diversification of the Trust Fund as may be provided for under the terms of the trust agreement. The Investment Manager may resign or be removed by the Company in accordance with the terms of the trust agreement. In such event the Company shall designate a successor Investment Manager.

11.3      EXCLUSIVITY OF BENEFITS

          The Plan has been created for this exclusive benefit of Members and Beneficiaries. Except as provided in Plan Sections 10.2(b) and 11.17(b), no part of the Trust Fund shall revert to the Company nor be used other than for the exclusive benefit of Members and Beneficiaries and payment of expenses. No person shall have any interest in or right to any part of the Trust Fund, or any rights in, to or under any trust agreement or contract except to the extent expressly provided in the Plan.

11.4      DUPLICATION OF BENEFITS

          Notwithstanding any provisions of the Plan to the contrary, if a Member is entitled to any retirement income or other benefits from any other qualified plans provided by Company or Affiliate contributions, other than benefits provided under any Federal or State retirement program, for the same period of Credited Service for which the Member is entitled to benefits under this Plan, benefits under this Plan shall be reduced by the amount of such other retirement benefits.

11.5      METHOD AND FORM OF PAYMENT OF BENEFITS

          Any benefit under the Plan may be provided directly from the Trust Fund or by purchase of an annuity, with such endorsements thereon as the Plan Administrator may direct, and the payment of such benefit may be made monthly or annually as determined by the Plan Administrator in its sole discretion. In any case, a lump sum payment will be made in lieu of all benefits if the present value of any benefit derived from Company contributions amounts to less than $3,500 or effective January 1, 2000, $5,000 as determined in accordance with Appendix A.

11.6      REEMPLOYMENT OF RETIRED MEMBER OR VESTED MEMBER

          A Member who is reemployed by the Company, an Affiliated Company or any Affiliated Foreign Company for fourty (40) or more hours in any calendar month after having been retired, or who continues employment with the Company and Affiliated Company, or an Affiliated Foreign Company for fourty (40) or more hours in any calendar month past Normal Retirement Date and who has received the notice required by Code of Federal Regulations Section 2530.2033(b)(4) will have the pension permanently suspended during such employment and any optional benefit in effect shall become void. Reemployment for the purposes of this Section shall not include retention of a pensioner as an independent contractor such as a consultant. Any Spouse's Benefit coverage under Article VIII in effect at the time of the Member's retirement shall again become effective. Upon subsequent retirement, the Member's retirement benefit shall be based on the Member's Creditable Compensation and Credited Service before and after the period of prior retirement, offset by the amount of benefits the Member received prior to reemployment in accordance with Appendix A; provided, however, the part of the Retired Member's retirement benefit, upon subsequent retirement, payable with respect to Credited Service rendered before the period of the Member's previous retirement shall in no event be less than the amount of such Member's previous retirement benefit modified to reflect any option in effect on the Member's subsequent retirement.

11.7      UNCLAIMED BENEFITS

          In the event that all consecutive checks in payment of benefits under the Plan remain outstanding for a period of six (6) months, the Trustee shall stop payment of all such outstanding checks and suspend the issuance of any further checks until such time as the payee reestablishes contact. Such unclaimed benefits shall be deemed to have been abandoned upon termination of the Plan, if all reasonable efforts have failed to locate either the Member or Beneficiary, and in such event said benefits shall be paid over to the Company which shall make said benefit available to the Member of Beneficiary upon proper application by such person.

11.8      NON-ALIENATION OF BENEFITS

          No Member may anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any of the benefits provided under this Plan. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachments or other legal process for or against any person, except to the extent required by law.

          Notwithstanding the above, the Plan Administrator may direct the Trustee to comply with a Qualified Domestic Relations Order.

          A Qualified Domestic Relations Order is a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law (including community property law) that relates to the provision of a child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Member ("Alternate Payee") and which:

          (a) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable to a Member under this Plan; and

          (b) specifies (i) the name and last known mailing address (if any) of the Member and each Alternate Payee covered by the order, (ii) the amount of percentage of the Member's Plan benefits to be paid to any Alternate Payee, or the manner in which such amount or percentage is to be determined and (iii) the number of payments or the period to which the order applies and each plan to which the order relates; and

          (c)  does not require the Plan to:

               (1) provide any type or form of benefit or any option not otherwise provided under the Plan,

               (2) pay any benefits to any Alternate Payee prior to the earliest age that the affected Member could have received a pension under the Plan (whether for reason of Disability or other termination of employment), except that the fact that the Member may not have terminated his employment shall be disregarded,

               (3)  provide increased benefits, or

               (4) pay benefits to an Alternate Payee that are required to be paid to another Alternate Payee under a prior Qualified Domestic Relations Order.

               For purposes of this Plan, an Alternate Payee who had been married to the Member for at least one year may be treated as a Spouse with respect to the portion of the Member's benefit in which such Alternate Payee has an interest provided that the Qualified Domestic Relations Order provides for such treatment. However, under no circumstances may the Spouse of any Alternate Payee (who is not a Member hereunder) be treated as a Spouse under the terms of the Plan.

               Upon receipt of any judgment, decree or order (including approval of a property settlement agreement) relating to the provision of payment by the Plan to an Alternate Spouse pursuant to a state domestic relations law, the Plan Administrator shall promptly notify the affected Member and any Alternate Payee of the receipt of such judgment, decree or order and shall notify the affected Member and any Alternate Payee of the Plan Administrator's procedure for determining whether or not the judgment, decree or order is a Qualified Domestic Relations Orders. Such procedure shall be in writing, shall include a provision specifying the notification requirements enumerated in the preceding paragraph, shall permit an Alternate Payee to designate a representative for receipt of communications from the Plan Administrator and shall include such other provisions as the Plan Administrator shall determine, including provisions describing the interest rate to be used in malting present value determinations as well as provisions required under regulations promulgated by the Secretary of the Treasury. During any period in which the issues of whether a judgment, decree, or order is a Qualified Domestic Relations Order is being determined (by the Plan Administrator, a court of competent jurisdiction or otherwise), the Plan Administrator shall segregate in a separate account under the Plan the amount, if any, which would have been payable to the Alternate Payee during such period if the judgment, decree or order had been determined to be a Qualified Domestic Relations Order. Such segregated account under the Plan shall be held as uninvested cash.

               If the judgment, decree or order is determined to be a Qualified Domestic Relations Order, then payment from the segregated account shall be paid to the appropriate Alternate Payee. If such a determination is not made within the eighteen (18) month period, the segregated account shall be returned to the general assets of the Trust Fund and shall be paid at the time and in the manner provided under the Plan as if no order, judgment or decree had been received by the Plan Administrator.

11.9      SUBSTITUTE PAYEE

          If any person entitled to receive any benefits hereunder is, in the judgment of the Plan Administrator, legally, physically or mentally incapable of personally receiving and receipting for any distribution, the Plan Administrator may instruct the Trustee to make distributions to such person's legally appointed guardian, or to such other persons as, in the judgment of the Plan Administrator have custody of the payee.

11.10     LIMITATION OF RIGHTS

          Neither the establishment of the Plan, nor the creation of any fund, nor the payment of any benefits shall be construed as giving any Member or any other person any legal or equitable right against the Company or the Plan Administrator or the Trustee, unless such right shall be specifically provided for in the Plan or conferred by affirmative action of the Plan Administrator in accordance with the terms and provisions of the Plan; or as giving any Employee the right to be retained in service. All Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

11.11     LIABILITY

          The Company and all other Fiduciaries recognize the imposition of the fiduciary liability set forth in the Act and will manage the Plan in a prudent and reasonable manner consistent with the intent of the Act.

11.12     CONSTRUCTION OF PLAN

          The Plan shall be construed according to the laws of the State of Pennsylvania and shall be administered according to, and its validity shall be determined under such laws, unless superseded by Federal legislation.

11.13     TITLE TO ASSETS

          No Member, Beneficiary or other person shall have any legal or equitable right or interest in the assets of the Trust Fund, except as expressly provided in the Plan.

11.14     SEVERABILITY

          Should any provisions of the Plan be deemed to be unlawful or invalid for any reason, such fact shall not adversely affect the other provisions herein unless such invalidity shall render impractical the functioning of the Plan and, in such case, the appropriate parties shall adopt a new provision to take the place of the one held illegal or invalid.

11.15     TITLES AND HEADINGS

          The titles and headings of the Articles in this instrument are for convenience of reference only and in the event of any conflict the text of this instrument, rather than such titles or headings, shall control.

11.16     EFFECT OF PLAN MERGER

          In the event of a merger of the Plan with any other plan or a transfer of assets or liabilities of the Plan to any other plan, each Member (if the Plan or the plan to which assets or liabilities have been transferred then terminated) shall be entitled to receive a benefit which is equal to or-greater than the benefit each Member would have been entitled to receive prior to such action if the Plan had been terminated. No transfer of assets or liabilities shall be made from the Plan to another plan which does not have a similar provision.

11.17     TOP-HEAVY PROVISIONS

          The following provisions shall become effective in any Plan Year in which the Plan is determined to be a Top-Heavy Plan.

          (a) DETERMINATION OF TOP-HEAVY: The Plan win be considered a Top-Heavy Plan for the Plan Year if, as of the last day of the preceding Plan Year, (1) the present value of the Accrued Benefits of Members who are Key Employees (as defined in Code
               Section 416(i)) exceeds 60% of the present value of Accrued Benefits of all Members (the "60% Test"), or (2) the Plan is part of a required aggregation group (as defined below) and the required aggregation group is top-heavy. However, and notwithstanding the results of the 60% Test, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which the Plan is a part of a required or permissive aggregation group (as defined below) which is not top-heavy.

               For the purpose of performing the "60% Test" for any Plan Year, Accrued Benefits shall be those amounts calculated as of the first day of the preceding Plan Year and the present value of those amounts, shall be based on the actuarial assumptions used by the Actuary in the actuarial valuation made as of the first day of such preceding Plan Year.

          (b) MINIMUM BENEFIT: The minimum normal retirement pension for a Member terminating employment at or after age 65, and the minimum Accrued Benefit payable at Normal Retirement Date for a Member who terminates employment prior thereto with entitlement to a pension, shall be equal to the product of (1) 2% of his average monthly compensation, as defined in Section 1.415-2(d) of the Income Tax Regulations, during his five (5) highest-paid consecutive calendar years of service (or during his period of Eligibility Service, if less than five (5) years) multiplied by two (2) each of the first ten (10) years of his Credited Service in which the Plan is a Top-Heavy Plan.

          (c) MINIMUM VESTING: Notwithstanding the provisions of Plan Section 7.1, a Member shall be considered a Vested Member if, while the Plan is a Top-Heavy Plan, his employment is terminated before death or qualifying for any benefits under the Plan after he has completed at least two (2) years of Eligibility Service. The amount of his retirement benefits on a single-life basis, commencing as of his Normal Retirement Date, shall be equal to his vested percentage of his Accrued Benefit, determined in accordance with the following table:

                  Years of Eligibility Service             Vested Percentage
                  ----------------------------              -----------------

                         2 but less than 3                        20%

                         3 but less than 4                        40

                         4 but less than 5                        60

                         5 or more                               100

          A member who had at least five (5) years of Eligibility Service at the date of his termination of employment, may request the Plan Administrator to authorize commencement of his retirement benefit as of the beginning of any calendar month within the ten-year period preceding his Normal Retirement Date; and in such case his retirement benefit shall commence as of the date requested, but the amount thereof shall be reduced as provided in Plan Sections 5.2(c) or 7.1(d), whichever applies to the Member.

          (d) DEATH AFTER MINIMUM VESTING: Upon the death of a Member whose death occurs prior to the date his retirement benefit commences hereunder, who has completed less than 5 years of Eligibility Service at the date of his death, but who has earned a degree of vesting under the Plan prior to his death pursuant to the provisions of subsection (c) above, a retirement benefit shall be payable to his Spouse, if any. The retirement benefit payable to the Spouse of such a Member shall be equal to the amount the Spouse would have been entitled to receive had the Member commenced to receive a retirement benefit under the provisions of subsection (c) above as a Joint and Survivor Annuity under Plan
               Section 6.2(b) as of his Normal Retirement Date, based on his Eligibility Service immediately prior to the earlier of his death or termination of employment, and then died immediately thereafter. The retirement benefit payable to such a Spouse shall commence as of the Member's Normal Retirement Date and shall continue until the beginning of the month in which the death of the Spouse occurs.

          (e) COMPENSATION LIMITATION: Effective January 1, 1989 for any Plan Year in which the Plan is a Top-Heavy Plan, compensation shall be limited the Compensation Limit described in Plan Section 1.18.

          (f) CHANGE IN TOP-HEAVY STATUS: If the Plan becomes a Top-Heavy Plan and subsequently ceases to be such, the minimum benefit accrued under subsection (b) of this Section while the Plan was top-heavy shall continue to apply.

               If the Plan becomes a Top-Heavy Plan and subsequently ceases to be such, the vesting schedule in subsection (c) of this Section shall continue to apply in determining the retirement benefit of any Member who had at least 3 years of Eligibility Service as of the last day of the last Plan Year of top-heaviness. For other Members, said schedule shall apply only to their Accrued Benefits as of such last day of such Plan Year.

          (g) IMPACT ON MAXIMUM BENEFITS: Effective until January 1, 2000, for any Plan Year in which the Plan is a Top-Heavy Plan, Plan Section
               5.4 shall be read by substituting the number "1.00" for the number "1.25" wherever it appears therein except such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the Plan Year in which this provision becomes applicable.

          (h)  AGGREGATION WITH OTHER PLANS:

               (1) REQUIRED AGGREGATION: If a Key Employee under this Plan also participates in another plan of the Company, an Affiliated Company or an Affiliated Foreign Company which is qualified under Internal Revenue Code Section 401(a) or which is a simplified employee pension plan under Internal Revenue Code
                    Section 408(k), or if this Plan and other plan must be aggregated so that either this Plan or the other plan will meet the anti-discrimination and coverage requirements of Internal Revenue Code Section 401(a)(4) or 410, then this Plan and any other plan will be aggregated for purposes of determining top-heaviness. This Plan will automatically be deemed top-heavy if such required aggregation of plans is top-heavy as a group and will automatically be deemed not top-heavy if such required aggregation of plans is not top-heavy as a group.

               (2) PERMISSIVE AGGREGATION: Any other plan of the Company, an Affiliated Company or an Affiliated Foreign Company which is qualified under Internal Revenue Code Section 401(a) or which is a simplified employee pension plan under Internal Revenue Code Section 408(k) and which is not in the required aggregation referenced in (1) above, may be aggregated with this Plan (and with any other plan(s) in the required aggregation group in (1) above) for purposes of determining top-heaviness if such aggregation would continue to meet the anti-discrimination and coverage requirements of Internal Revenue Code Sections 40l(a)(4) and 410. This Plan will automatically be deemed not top-heavy if such permissive aggregation of plans is not top-heavy as a group.

               (3) DETERMINING AGGREGATE TOP-HEAVY STATUS: The top-heavy status of the plans as a group is determined by aggregating the plans' respective top-heavy determinations that are made as of determination dates that fall within the same calendar year.

11.18     REDUCTION IN ACCRUED BENEFIT PROHIBITED

          No amendment to the Plan, including a change in the actuarial basis for determining optional or early retirement benefits, shall be effective to the extent that it has the effect of decreasing a Member's Accrued Benefit. Notwithstanding the preceding sentence, a Member's Accrued Benefit may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or
          (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing Accrued Benefits. Furthermore, no amendment to the Plan shall have the effect of decreasing a Member's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

11.19     RIGHT'S OF OTHER EMPLOYERS TO PARTICIPATE

          Any other corporation, association, joint venture, proprietorship, partnership or other business organization may, in the future, adopt the Plan on behalf of all or certain of its employees by formal action on its part in the manner described in Section 11.20 hereof provided that the Company, by formal action on its part in the manner described in Section 11.20 hereof, and the Administrator both approve such participation.

          The administrative powers and control of the Company, as provided in the Plan, shall not be deemed diminished under the Plan by reason of the participation of any other employers in the Plan, and such administrative powers and control specifically granted herein to the Company with respect to the appointment of the Plan Administrator, amendment of the Plan and other matters shall apply only with respect to the Company.

11.20     FORMAL ACTION BY EMPLOYER

          Any formal action herein permitted or required to be taken by the Company shall be:

          (1) if and when a partnership, by written instrument executed by one or more of its general partners or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more general partners as having authority to take such action;

          (2) if and when a proprietorship, by written instrument executed by the proprietor or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by the proprietor as having authority to take such action;

          (3) if and when a corporation, by resolution of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action; or

          (4) if and when a joint venture, by formal action on the part of the joint venturers in the manner described above.

                                   APPENDIX A

                     THE PENSION PLAN FOR SALARIED EMPLOYEES

                            OF C&D TECHNOLOGIES, INC.


1.        JOINT AND (50%) SURVIVOR ANNUITY

          The pension of a Member receiving a Joint and Survivor Annuity in accordance with Plan Section 6.2 shall be reduced 11%, plus an additional reduction of 0.250% for each full year in excess of three by which the Member's birth date precedes the Spouse's birth date, to a maximum total reduction (after 20 such excess years) of 16%; or minus 0.250% for each full year in excess of three by which the Spouse's birth date precedes the Member's birth date, to a minimum net reduction (after 10 such excess years) of 8.5%.

2.        JOINT and (100%) SURVIVOR OPTION

          The pension of a Member electing a Joint and Survivor Option in accordance with Plan Section 6.5 shall be reduced 19% plus an additional reduction of 0.500% for each full year in excess of three by which the Member's birth date precedes the Spouse's birth date, to a maximum total reduction (after 20 such years) of 29%; or minus 0.500% for each full year in excess of three by which the Spouse's birth date precedes the Member's birth date, to a minimum net reduction (after 10 such excess years) of 14%.

3.        LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED OPTION

          The pension of a Member electing a Life Annuity with 120 Monthly Payments Guaranteed Option in accordance with Plan Section 6.6 shall be reduced 7.5 %.

4.        COMMUTATION OF REMAINING GUARANTEED PAYMENTS

          The lump sum payment in accordance with Plan Section 6.6(b) shall be the following multiple of the reduced retirement benefit.

                  Number of Remaining
                  Guaranteed Payments                 Multiple
                  -------------------                 --------

                           0                               0
                          12                              12
                          24                              22
                          36                              32
                          48                              41
                          60                              50
                          72                              58
                          84                              65
                          96                              72
                         108                              78
                         120                              94

                         (Interpolate for amounts not shown)

5.        LIFE ANNUITY WITH SOCIAL SECURITY ADJUSTMENT OPTION

          The retirement benefit of a Member who elects a Life Annuity with Social Security Adjustment Option in accordance with Plan Section 6.7 will receive, until age 62, or the Member's death if earlier, an increased monthly benefit equal to the retirement benefit otherwise payable plus the following percentage of the Social Security benefit expected to become payable:

                  Number of Years Until               Level Income
                 The Member Reaches Age 62             Percentage
                 -------------------------            ------------
                           0                               100%
                           1                                89%
                           2                                80%
                           3                                71%
                           4                                64%
                           5                                57%
                           6                                52%
                           7                                47%

                           (Interpolate for fractional years)

          Upon attainment of age 62 such increased monthly benefit will be reduced by the amount of such expected Social Security benefit.

          If, however, such increased monthly benefit, as determined above, is smaller than such expected Social Security benefit, such increased monthly benefit shall instead equal the monthly benefit otherwise payable divided by the complement of the applicable level income percentage. The Member will receive this monthly benefit until age 62, or the Member's death, if earlier, after which no further benefit will be payable.

6.        LIMITATION REGARDING  SMALL PAYMENTS AND ACTUARIAL EQUIVALENT LUMP SUM
          PAYMENTS

          A lump sum settlement in accordance with Plan Sections 6.7 or 6.8 shall equal the monthly pension payable at the Annuity Starting Date multiplied by the factor from the UP-1984 Mortality Table and the PBGC interest rate as of January 1st of the Plan Year in which the lump sum benefit will be paid. The PBGC interest rates shall be those rates used by the PBGC to value benefits upon the termination of an insufficient trusteed single employer plan.

          Lump sum settlements made in accordance with Plan Sections 6.7 and 6.8 herein, on or after the first day of the month following the date of adoption of this amendment, shall equal the monthly pension payable at Normal Retirement Date (or if later, the Benefit Commencement Date) multiplied by the factor from the mortality table prescribed by the Secretary of the Treasury based on the prevailing Commissioners' standard table (described in Code Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to Code
          Section 807(d)(5)). The interest rate is the interest rate on 30-year Treasury securities for the month of November which immediately precedes the Plan Year in which the distribution occurs.

7.        DEDUCTION UPON RETIREMENT

          A deduction in accordance with Plan Section 11.6 shall be made on the basis that a lump sum of $100 equates with a monthly benefit of $.90.

8.        MINIMUM BENEFIT PROVISION

          This Appendix A is effective January 1, 1984. In no event will any Member's pension be less than such Member's Accrued Benefit as of December 31, 1983, adjusted in accordance with the Actuarial Equivalence or other factors in effect on December 31, 1983.

9.        REDUCTION  FOR  FORMS OF  PAYMENT  PROVIDED  PRIOR TO EARLY RETIREMENT
          DATE.

          In the event that Plan Section 6.4(c) shall apply, and the Member elects a form of payment commencing prior to an Early Retirement Date in a form other than a lump sum, then notwithstanding any other provision of the Plan, the pension payable shall be reduced as follows:

          (a) The pension so payable under this Section 11 shall be reduced for early commencement in accordance with the following:

                        Nearest Age at                      Benefit at age 65
                       Date of Payment                         multiplied by
                       ---------------                      -----------------

                               20                                   0.035
                               21                                   0.037
                               22                                   0.039
                               23                                   0.042
                               24                                   0.044
                               25                                   0.047
                               26                                   0.050
                               27                                   0.054
                               28                                   0.057
                               29                                   0.061
                               30                                   0.065
                               31                                   0.069
                               32                                   0.074
                               33                                   0.079
                               34                                   0.085
                               35                                   0.090
                               36                                   0.097
                               37                                   0.103
                               38                                   0.111
                               39                                   0.119
                               40                                   0.127
                               41                                   0.136
                               42                                   0.146
                               43                                   0.157
                               44                                   0.169
                               45                                   0.182
                               46                                   0.196
                               47                                   0.211
                               48                                   0.228
                               49                                   0.246
                               50                                   0.266
                               51                                   0.298
                               52                                   0.312
                               53                                   0.338
                               54                                   0.368
                               55                                   0.400

          (b) In the event the Member elects a Qualified Joint and Survivor Annuity, the benefit shall be adjusted for the form of payment as provided below:


        Nearest Age of Member                        Life Annuity
          at Date of Payment                          Reduced by
        ---------------------                        ------------

        Less than 25               2%  minus .07%  for each year in  excess of 3
                                   that the Member is younger than spouse to a minimum of 1.30% (after 10 such excess years).

        25 to 34 3% plus .10% for each year in excess of 3 that the Member is older than spouse to a maximum of 3.5% (after 5 such excess years), and minus .10% for each year in excess of 3 that Member is younger than spouse to a minimum of 2.0% (after 10 such excess years).

        35 to 44 5% plus .16% for each year in excess of 3 that the member is older than spouse to a maximum of 7.4% (after 15 such excess years), and minus .16% for each year in excess of 3 that the Member is younger than spouse to a minimum of 3.4% (after 10 such excess years).

        45 to 54 7% plus .27% for each year in excess of 3 that the Member is older than spouse to a maximum of 12.4%(after 20 such excess years), and minus .27% for each year in excess of 3 that the Member is younger than spouse to a minimum of 4.3% (after 10 such excess years).

                                   APPENDIX B


Effective January 1, 1984 the Pension Plan for Hourly Employees of C&D Power System at Conshohocken, Pennsylvania Represented by the International Association of Machinist and Aerospace Workers, AFL-CIO, District Lodge No. 1 and Affiliated Lodge 632 was adopted by the Company to provide retirement benefits for certain of its Employees.

In 1987 the Plan was merged with the C&D Power System, Inc. Pension Plan for Salaried Employees, now known as the C&D Technologies, Inc. Pension Plan for
Salaried Employees, and the provisions of this Plan were incorporated as Appendix B of the C&D Power Systems, Inc. Pension Plan for Salaried Employees.

As of November 11, 1986, no further Employees were admitted to membership in this Appendix B. Effective January 1, 1989 all pensions are in pay status and the provisions of such pensions shall be determined with reference to the forms of payment as such existed under the Plan on the date of merger.

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     This Plan is executed this 20th day of December, 2001.



                                              C&D Technologies, Inc.



                                              By: /s/ Mark Z. Sappir
                                                  ------------------------------





Attest

/s/ Karen A. Steiner
--------------------------

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